Exhibit 24

                                POWER OF ATTORNEY

      Each of the undersigned officers and directors of Neoprobe Corporation, a Delaware corporation (the "Company"), hereby appoints David C. Bupp and Brent L. Larson as his true and lawful attorneys-in-fact, or either of them, with power to act without the other, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") to register under the Securities Act of 1933, as amended, 2,000,000 shares of Common Stock, $.001 par value, of the Company to be sold and distributed by the Company pursuant to the Company's Amended and Restated 2002 Stock Incentive Plan (the "Plan") and such other number of shares as may be issued under any anti-dilution provision of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

      IN WITNESS WHEREOF, the undersigned have signed these presents this 16th day of December, 2005.

         Signature                             Title

 /s/ David C. Bupp                    President, Chief Executive Officer
----------------------------          and Director
  David C. Bupp                       (principal executive officer)


 /s/ Brent L. Larson                  Vice President, Finance, Chief Financial
----------------------------          Officer, Treasurer and Secretary
  Brent L. Larson                     (principal financial officer and principal
                                      accounting officer)


 /s/ Carl J. Aschinger, Jr.           Director
----------------------------
  Carl J. Aschinger, Jr.

 /s/ Reuven Avital                    Director
----------------------------
  Reuven Avital

 /s/ Kirby I. Bland                   Director
----------------------------
  Kirby I. Bland

 /s/ Julius R. Krevans                Chairman of the Board of Directors
----------------------------
  Julius R. Krevans

 /s/ Fred B. Miller                   Director
----------------------------
  Fred B. Miller

 /s/ J. Frank Whitley, Jr.            Director
----------------------------
  J. Frank Whitley, Jr.